UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2016

Alder BioPharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36431	90-0134860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11804 North Creek Parkway South Bothell, WA		98011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (425) 205-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed to amend the Current Report on Form 8-K of Alder BioPharmaceuticals, Inc., dated March 28, 2016 (the “Original Form 8-K”), to correct a typographical error in the Item number in the caption on the first page of the Original Form 8-K, which is corrected by this filing to be “Item 8.01”. This Form 8-K/A amends and restates in its entirety the Original Form 8-K. Other than the correction to the Item number, the remainder of the Original Form 8-K remains unchanged.

Item 8.01.	Other Events.

On March 28, 2016, Alder Biopharmaceuticals, Inc. (the “Company”) announced positive top-line data from two clinical trials evaluating ALD403, the Company’s proprietary monoclonal antibody product candidate for migraine prevention that targets calcitonin gene-related peptide (CGRP). Positive top-line data from a Phase 2b study of patients with chronic migraine demonstrated that ALD403 acted rapidly and prevented migraine over the entire 12 week study period, meeting both primary and secondary efficacy endpoints. Additionally, positive Phase 1 study data demonstrated that the pharmacokinetics and pharmacodynamics by intravenous (IV), subcutaneous (SC) or intramuscular (IM) injection of ALD403 support a quarterly single injection dosing strategy.

Phase 2b Clinical Trial Evaluating ALD403 in Patients with Chronic Migraine

The Phase 2b clinical trial is a double-blind, placebo-controlled, randomized, single intravenous infusion, dose ranging study in patients with chronic migraine. Patients were randomized to receive a single intravenous infusion of 10 mg, 30 mg, 100 mg or 300 mg of ALD403 or placebo (approximately 120 patients per group). The primary efficacy endpoint of the study is the change in migraine days between ALD403 and placebo as determined by the 75% responder rates over a 12-week period. Endpoints will also be evaluated at week 24 (expected Q3 2016) and at week 48 (end of study). Chronic migraine sufferers are defined as individuals who experience 15 or more headache days per month, of which at least 8 must be assessed as migraine days.

The top-line data announced by the Company for the Phase 2b trial consisted of the following:

•	The 300 mg and 100 mg dose levels of ALD403 met the primary efficacy endpoint of the study, a 75% reduction in migraine days over the entire 12 weeks in 33% and 31% of patients, respectively (p < 0.05), as described in the table below:

Time period	% Reduction in migraine days per month	300 mg IV n=114	100 mg IV n=118	30 mg IV n=117	10 mg IV n=123	Placebo IV n=116
Weeks 1-12	50%	65 (57%)**	64 (54%)*	64 (55%)*	54 (44%)	47 (41%)
	75%	38 (33%)*	37 (31%)*	33 (28%)	33 (27%)	24 (21%)
	100%	9 (8%)	6 (5%)	5 (4%)	10 (8%)	3 (3%)

*(p= < 0.05) **(p= < 0.01)

•	A single administration of ALD403 resulted in an immediate and durable mean reduction in migraine days from baseline throughout the 12 weeks at the 300 mg (p < 0.01), 100 mg (p < 0.01), and 30 mg (p < 0.05) dose levels, meeting the secondary efficacy endpoint.

•	A single administration of ALD403 at 300 mg, 100 mg or 30 mg dose levels demonstrated a durable reduction in migraine days for the entire 12 weeks, supporting a quarterly dosing strategy.

•	The 10 mg dose of ALD403 was identified as sub-therapeutic.

•	The safety profile was consistent with that observed in earlier ALD403 clinical trials.

Phase 1 Clinical Trial Evaluating Multiple Doses of ALD403 in Healthy Volunteers

The Phase 1 clinical trial is a placebo-controlled, randomized, multi-dose, double dummy, quarterly-dosing study comparing the intravenous, subcutaneous and intramuscular routes of administration in healthy volunteers. Sixty healthy volunteers, 12 in each group, were randomized as follows:

•	100 mg ALD403 IM, placebo SC, placebo IV

•	100 mg ALD403 SC, placebo IM, placebo IV

•	100 mg ALD403 IV, placebo IM, placebo SC

•	300 mg ALD403 IM, placebo SC, placebo IV

•	Placebo IM, placebo SC, placebo IV

Individuals were dosed on Day 1 and at Week 12. The study evaluated pharmacokinetic and pharmacodynamic endpoints for the administration of ALD403 delivered via each of the three routes of administration.

The top-line data announced by the Company for the Phase 1 trial consisted of the following:

•	ALD403 provided a comparable level of suppression of peripheral CGRP biology for a full 3 months when administered via a single intravenous (100 mg), subcutaneous (100 mg) or intramuscular injection (100 mg or 300 mg).

•	ALD403 administered via subcutaneous or intramuscular routes of administration had an approximately 80% bioavailability relative to an intravenous infusion.

•	Local tolerability via all modes of administration was excellent.

•	The safety profile was consistent with that observed in earlier ALD403 clinical trials.

•	The data support a quarterly dosing strategy as a single injection by all modes of administration.

The Company believes that the results of this Phase 1 trial provide an important bridge between pharmacodynamic monitoring via peripheral CGRP blockade and migraine prevention: doses (100 mg and 300 mg) that provided for a full 3 months of migraine prevention in the Phase 2b study of chronic migraine patients also provided 3 months of suppression of peripheral CGRP biology independent of route of administration.

Additional results, including future analysis of additional secondary endpoints, from both of these trials are expected to be presented at upcoming medical meetings and published in peer-reviewed medical journals.

This Current Report on Form 8-K contains forward-looking statements, including, without limitation, statements relating to: the continued development and clinical, therapeutic and commercial potential of ALD403; the availability of clinical trial data; and future data presentations and publications. Words such as “will,” “believes,” “future,” “expected,” or other similar words or expressions, identify forward-looking statements, but the absence of these words or expressions does not necessarily mean that a statement is not forward-looking. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. The forward-looking statements in this Current Report on Form 8-K are based upon the Company’s current plans, assumptions, beliefs, expectations, estimates and projections, and involve substantial risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements due to these risks and uncertainties as well as other factors, which include, without limitation: risks related to the potential failure of ALD403 to demonstrate safety and efficacy in clinical testing; the availability of data at the expected times; the clinical, therapeutic and commercial value of ALD403; risks and uncertainties related to regulatory review and approval processes and the Company’s compliance with applicable legal and regulatory requirements; the uncertain timing and level of expenses associated with the development of ALD403; the sufficiency of the Company’s capital and other resources; market competition; changes in economic and business conditions; and other factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the Securities and Exchange Commission (SEC) on February 23, 2016 and is available on the SEC’s website at www.sec.gov, and in the Company’s other filings with the SEC. The forward-looking statements made in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any duty, obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alder BioPharmaceuticals, Inc.

Dated: March 28, 2016

	By:	/s/ Randall C. Schatzman
Randall C. Schatzman, Ph.D.
President and Chief Executive Officer